UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2016

AmerInst Insurance Group, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	000-28249	98-0207447
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Cedar Management Limited

25 Church Street, Continental Building

P.O. Box HM 1601, Hamilton, Bermuda HMGX

(Address of Principal Executive Office) (Zip Code)

(441) 295-6015

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

AMERINST INSURANCE GROUP, LTD.

FORM 8-K

CURRENT REPORT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)

On June 2, 2016, the board of directors of AmerInst Insurance Group, Ltd. (the “Registrant”) adopted the 2016 Stock Option Plan (the “2016 Plan”). The 2016 Plan, which is administered by the Compensation Committee of the Registrant’s board of directors (the “Committee”), permits the Registrant to grant to the Registrant’s officers, directors and service providers stock option awards. Options granted under the 2016 Plan will be non-qualified stock options and will have an exercise price equal to the net book value of a share of the Registrant’s common stock as based on the year-end audited financial statements for the Registrant’s immediately preceding fiscal year as determined by the then employed outside accounting firm, unless otherwise determined by the Committee. The Committee may determine a vesting schedule for each of the option awards granted under the 2016 Plan and each vested option will generally be exercisable on or prior to the 6th anniversary of the date of grant or upon a change in control. The maximum number of shares of the Registrant’s common stock that may be issued under the 2016 Plan is 100,000 shares.

A copy of the 2016 Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The annual general meeting (the “Annual Meeting”) of the Registrant was held on June 2, 2016. Proxies for the Annual Meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934. There were no solicitations in opposition to management’s solicitations. The following summarizes all matters voted on by the Registrant’s shareholders at the Annual Meeting:

1.	To consider and act upon the nomination of each of Stuart H. Grayston, Jerome A. Harris and David N. Thompson for election as a director with a three-year term;

2.	To consider and approve a nonbinding advisory vote on executive compensation; and

3.	To ratify the appointment of Deloitte & Touche Ltd. as the Registrant’s independent auditors for fiscal year ending December 31, 2016.

The following is a summary of the voting results for each matter presented to the Registrant’s shareholders at the Annual Meeting:

Election of Directors

Name	Votes For	Votes Withheld	Broker Non-Votes
Stuart H. Grayston	524,031	23,738	—
Jerome A. Harris	534,613	13,156	—
David N. Thompson	535,690	12,079	—

Nonbinding Advisory Vote on Executive Compensation.

Votes For	Votes Against	Votes Abstained
517,330	20,898	9,541

Ratification of the Appointment of Deloitte & Touche Ltd.

Votes For	Votes Against	Votes Abstained
539,230	8,026	513

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

10.1	AmerInst Insurance Group, Ltd. 2016 Stock Option Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERINST INSURANCE GROUP, LTD.

By:	/s/ Irvin F. Diamond
Irvin F. Diamond
Chairman of the Board

Date: June 9, 2016